Other assets-Office buildings, land, equipment and facilities and Other / Other liabilities - Schedule of Other assets-Other and Other liabilities (Detail) - JPY (¥) ¥ in Millions		Mar. 31, 2022	Mar. 31, 2021
Other assets-Other:
Securities received as collateral		¥ 166,352	¥ 399,975
Goodwill and other intangible assets		30,007	29,040
Deferred tax assets net		15,562	30,433
Investments in equity securities for other than operating purposes	[1]	249,448	270,246
Prepaid expenses		17,165	18,741
Other		295,052	300,997
Total, Other assets-Other		773,586	1,049,432
Other liabilities:
Obligation to return securities received as collateral		166,352	399,975
Accrued income taxes		34,158	60,275
Other accrued expenses and provisions	[2]	457,511	424,961
Other	[3]	362,204	353,956
Total, Other liabilities		¥ 1,020,225	¥ 1,239,167

[1]	Includes marketable and non-marketable equity securities held for other than trading or operating purposes. These investments comprise of listed equity securities and unlisted equity securities of ¥30,912 million and ¥239,334 million respectively, as of March 31, 2021, and ¥13,572 million and ¥235,877 million respectively, as of March 31, 2022. In principle, these securities are carried at fair value, with changes in fair value recognized and reported within Revenue—Other in the consolidated statements of income. It also includes equity securities without a readily determinable fair value of ¥65,365 million as of March 31, 2021 and 2022 respectively.
[2]	Includes a liability of ¥62,889 million and ¥76,866 million as of March 31, 2021 and 2022 respectively, in respect of outstanding and unsettled investigations, lawsuits and other legal proceedings where loss is considered probable and the amount of such loss can be reasonably estimated. See Note 20 “Commitments, contingencies and guarantees” for further information.
[3]	Operating lease liabilities are presented through Other liabilities—Other. See Note 8 “Leases” for further information.